UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2025

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2025, Global Technology, Inc. (“Global Technology”), a wholly owned subsidiary of Applied Optoelectronics, Inc., entered into a five-year revolving credit line agreement, totaling 250,000,000 RMB (the “Credit Line”) and a Mortgage Contract Security Agreement (the “Security Agreement”), with Shanghai Pudong Development Bank Co., Ltd., in Ningbo City, China (the “Bank”). Borrowing under the Credit Line will be used for general corporate and capital investment purposes.

Global Technology may draw on the Credit Line on an as-needed basis from July 29, 2025, through July 29, 2030. Any credit previously extended by the Bank will be applied against the available amount under the Credit Line. The Bank reserves the right to unilaterally revoke the Credit Line at any time and without prior notice, due to changes in laws, regulations, policies, or government-imposed restrictions; prevailing market conditions; the Bank’s internal business considerations; or any changes in Global Technology’s credit standing or financial and operational condition.

The interest rate applicable to each draw will be determined through mutual agreement between the Bank and Global Technology and will be specified in the loan documents executed at the time of such draw.

Global Technology’s obligations under the Credit Line will be secured by real property owned by Global Technology and mortgaged to the Bank under the terms of the Security Agreement. The Credit Line and Security Agreement also contain rights and obligations, representations and warranties, and events of default applicable to Global Technology that are customary for agreements of this type.

The foregoing description of the Credit Line and Security Agreement do not purport to be a complete statement of the parties’ rights and obligations under the agreements and is qualified in its entirety by reference to the full text of the Financing Credit Line Agreement and Maximum Mortgage Contract (Security Agreement), English translations of which are attached as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information as set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of the Financing Credit Line Agreement, dated July 29, 2025, between Global Technology, Inc. and Shanghai Pudong Development Bank Co., Ltd.
10.2	Translation of the Maximum Mortgage Contract (Security Agreement), dated July 29, 2025, between Global Technology, Inc. and Shanghai Pudong Development Bank Co., Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2025	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ DAVID C. KUO
	Name:	David C. Kuo
	Title:	Senior Vice President and Chief Legal Officer

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